UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2024 (May 7, 2024)

Commission File Number 001-37916

SRAX, Inc.

(Exact name of registrant as specified in its charter)

Delaware	45-2925231
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1014 S. Westlake Blvd., Suite 14-299 Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (323) 205-6109

Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock, $0.001 par value	SRAX	N/A
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2024, SRAX, Inc., a Delaware corporation (“SRAX”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with DNA Holdings Venture, Inc., a Puerto Rico corporation (“DNA”), and DNA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of SRAX (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by DNA’s shareholders, Merger Sub will be merged with and into DNA (the “Merger”), with DNA surviving the Merger as a wholly-owned subsidiary of SRAX. Subject to the terms and conditions of the Merger Agreement, as consideration for the Merger, SRAX shall issue to the shareholders of DNA 1,000 shares of a newly created Series C Convertible Preferred Stock of the Company (the “Preferred Stock”), which shall be convertible into approximately 75.5% of the outstanding shares of Common Stock of the SRAX upon closing of the Merger, which includes the approximately 35% of SRAX which DNA owned prior to the merger. Upon completion of the Merger, SRAX will change its name to DNA Holdings Venture, Inc.

DNA is a Web3 investment company which provides both advisory services and invests in Web3 infrastructure. The company was founded by Brock Pierce, the Chairman of the Bitcoin Foundation and Scott Walker, one of the most successful investors in Web3. The DNA team has been co-founders, investors and advisors in some of the most notable Web3 projects in the world; including Tether (USDT), Blockchain Capital (Web3 Venture Fund), Hedera Hashgraph (HBAR) among many others.

The Merger Agreement contains customary representations, warranties and covenants made by SRAX and DNA, including covenants relating to obtaining the requisite approvals of the shareholders of DNA, and SRAX’s and DNA’s conduct of their respective businesses between the date of signing of the Merger Agreement and the closing of the transaction.

The closing is subject to satisfaction or waiver of certain conditions including, among other things, (i) the required approvals by the DNA’s shareholders, (ii) the accuracy of the representations and warranties, subject to certain materiality qualifications, (iii) compliance by the parties with their respective covenants, (iv) no law or order preventing the merger and related transactions, (iv) SRAX getting current in its reporting obligations with the Securities and Exchange Commission (the “SEC”), (v) SRAX obtaining all required third party consents, including the consents of its senior secured creditors and warrantholders, (vi) DNA entering into an exchange agreement agreeing to exchange its existing securities in SRAX for the Preferred Stock to be issued upon closing of the Merger and (v) the DNA advancing SRAX at least $500,000 on or prior to the closing of the Merger. The Merger Agreement also contains certain termination rights for both SRAX and DNA.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement (and the foregoing description of the Merger Agreement and the transactions contemplated thereby) has been included to provide investors and shareholders with information regarding the terms of the Merger Agreement and the transactions contemplated thereby. It is not intended to provide any other factual information about SRAX or DNA. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC. Investors and shareholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, SRAX intends to file relevant materials with the SEC. Investors and security holders of SRAX are urged to read these materials when they become available because they will contain important information about SRAX, DNA and the proposed merger. Any documents filed by SRAX with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by SRAX by directing a written request to: SRAX, Inc., 1014 S Westlake Blvd Suite 14-299, Westlake Village, CA 91361. Investors and security holders are urged to read the relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

This report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. SRAX and DNA generally identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. SRAX and DNA have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of SRAX’s and DNA’s control. SRAX’s and DNA’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with DNA’s and SRAX’s ability to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in SRAX’s reports filed with the SEC, as well as other documents that may be filed by SRAX from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither SRAX nor DNA can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, SRAX and DNA undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 8.01	Other Events.

On May 8, 2024, SRAX and DNA issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Exhibit Number	Description

1.01	DNA SRAX Merger Agreement
5.03	COD of Series C Preferred Shares
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2024	SRAX, Inc.

/s/ Christopher Miglino
	By:	Christopher Miglino
Chief Executive Officer